Exhibit 21.1

Legal Name	State of Incorporation
Active Sports, LLC	Minnesota
Affinity Brokerage, LLC	Delaware
Affinity Group Holding, LLC	Delaware
Affinity Guest Services, LLC	Delaware
Affinity Road & Travel Club, LLC	Texas
Affinity Service Plans, Inc.	Illinois
Affinity Service Plans, LLC	Illinois
AGI Intermediate Holdco, LLC	Minnesota
AGI Productions, LLC	Delaware
American RV Centers, LLC	Minnesota
Americas Road & Travel Club, Inc.	Texas
Arizona RV Centers, LLC	Minnesota
Atlantic RV Centers, LLC	Minnesota
B & B RV, Inc.	California
Blaine Jensen RV Centers, LLC	Minnesota
Bodily RV II, Inc.	Idaho
Bodily RV, Inc.	Idaho
Burnside Brokers, LLC	Minnesota
Burnside Finance, LLC	Minnesota
Burnside RV Centers, LLC	Minnesota
Camp Coast to Coast, LLC	Delaware
Camping Time RV Centers, LLC	Minnesota
Camping World Card Services, LLC	Ohio
Camping World Insurance Services of Kentucky, LLC	Delaware
Camping World Insurance Services of Texas, LLC	Texas
Camping World Leasing Company, LLC	Minnesota
Camping World Property, LLC	Delaware
Camping World RV Sales, LLC	Minnesota
Camping World, LLC	Kentucky
Coast Marketing Group, LLC	Delaware
Cullum & Maxey Camping Center, Inc.	Tennessee
CWDS, LLC	Delaware
CWFR Capital LLC	Delaware
CWGS Enterprises, LLC	Delaware
CWGS Group, LLC	Delaware
CWGS Ventures, LLC	Delaware
CWH BR, LLC	Delaware
CWI, LLC	Kentucky
CWRV Birch Run Brokers, LLC	Minnesota
CWRV Birch Run Finance, LLC	Minnesota
CWRV Broker Escanaba, LLC	Minnesota
CWRV Broker Ishpeming, LLC	Minnesota
CWRV Brokers Belleville, LLC	Minnesota
CWRV Brokers, LLC	Minnesota
CWRV Finance Belleville, LLC	Minnesota
CWRV Finance Chelsea, LLC	Minnesota
CWRV Finance Escanaba, LLC	Minnesota

Legal Name	State of Incorporation
CWRV Finance Ishpeming, LLC	Minnesota
CWRV Finance, LLC	Minnesota
CWRV Quincy Brokers, LLC	Minnesota
CWRV Quincy Finance, LLC	Minnesota
Dusty’s Camper World, LLC	Minnesota
Ehlert Publishing Group, LLC	Delaware
Emerald Coast RV Center, LLC	Minnesota
F2 Creative, LLC	Minnesota
Foley RV Center, LLC	Minnesota
FreedomCare Insurance Services, LLC	Minnesota
FreedomRoads Finance Company, LLC	Minnesota
FreedomRoads Holding Company, LLC	Minnesota
FreedomRoads Intermediate Holdco, LLC	Minnesota
FreedomRoads Operations Company, LLC	Minnesota
FreedomRoads Property Company, LLC	Minnesota
FreedomRoads RV, Inc.	Delaware
FreedomRoads, LLC	Minnesota
FRHP 1, LLC	Delaware
FRHP 2, LLC	Delaware
FRHP 3, LLC	Delaware
FRHP 4, LLC	Delaware
FRHP 5, LLC	Delaware
FRHP 6, LLC	Delaware
FRHP 7, LLC	Delaware
FRHP 8, LLC	Delaware
FRHP 9, LLC	Delaware
FRHP Holding 1, LLC	Delaware
FRHP Holding 2, LLC	Delaware
FRHP Holding 3, LLC	Delaware
FRHP Holding 4, LLC	Delaware
FRHP Holding 5, LLC	Delaware
FRHP Holding 6, LLC	Delaware
FRHP Holding 7, LLC	Delaware
FRHP Holding 8, LLC	Delaware
FRHP Holding 9, LLC	Delaware
FRHP Lincolnshire, LLC	Minnesota
FRI, LLC	Minnesota
Gary’s RV Centers, LLC	Minnesota
Golf Card International, LLC	Delaware
Golf Card Resort Services, LLC	Delaware
Good Sam Digital Solutions, LLC	Delaware
Good Sam Enterprises, LLC	Delaware
Good Sam Outdoors, LLC	Delaware
GSS Enterprises, LLC	Delaware
Hart City RV Center, LLC	Minnesota
Holiday Kamper Company of Columbia, LLC	Minnesota
ITM Holding Company #2, LLC	Minnesota
ITM Holding Company, LLC	Minnesota
K&C RV Centers, LLC	Minnesota

Legal Name	State of Incorporation
Meyer’s RV Centers, LLC	Minnesota
Northwest RV Centers, LLC	Minnesota
Olinger RV Centers, LLC	Minnesota
Outdoor Buys, LLC	Kentucky
Power Sports Media, LLC	Delaware
RV World, LLC	Minnesota
RV’S.com, LLC	Minnesota
Shipp’s RV Centers, LLC	Minnesota
Sirpilla RV Centers, LLC	Minnesota
Southwest RV Centers, LLC	Minnesota
Stier’s RV Centers, LLC	Minnesota
Stout’s RV Center, LLC	Minnesota
TL Enterprises, LLC	Delaware
Tom Johnson Camping Center Charlotte, Inc.	North Carolina
Tom Johnson Camping Center, Inc.	North Carolina
VBI, LLC	Delaware
Venture Out RV Centers, Inc.	California
Wheeler RV Las Vegas, LLC	Minnesota